                                                                    Exhibit 99.2

CHITTENDEN CORPORATION
CONSOLIDATED BALANCE SHEETS (Unaudited)
($ in thousands)

                                                 3/31/01      6/30/01     9/30/01     12/31/01     3/31/02
                                                 -------      -------     -------     --------     -------
ASSETS

Cash and Cash Equivalents                      $  192,047  $   228,073  $  278,006  $  308,023   $  222,372
Securities Available For Sale                     559,918      584,638     661,103     840,108      937,381
Loans Held For Sale                                25,422       34,327      33,220      50,208       38,432

Loans:
  Commercial                                      535,518      632,768     632,553     559,752      566,746
  Municipal                                        93,848       62,535     108,491      85,479       88,134

  Real Estate:
    Residential                                   987,142      997,019     962,420     855,561      926,463
    Commercial                                    703,336      785,223     799,999     903,819    1,022,858
    Construction                                   52,814       52,772      66,053      79,801       91,325
                                               ------------------------------------------------------------
    Total Real Estate                           1,743,292    1,835,014   1,828,472   1,839,181    2,040,646
  Consumer                                        429,588      405,185     384,865     353,765      324,292
                                               ------------------------------------------------------------
Total Loans                                     2,802,246    2,935,502   2,954,381   2,838,177    3,019,818
  Less: Allowance for Loan Losses                 (39,546)     (44,541)    (45,261)    (45,268)     (49,384)
                                               ------------------------------------------------------------
Net Loans                                       2,762,700    2,890,961   2,909,120   2,792,909    2,970,434

Other Real Estate Owned                               328          625         298         703          351
Goodwill                                           10,666       30,693      30,017      29,341       58,249
Other Assets                                      121,616      128,712     123,527     132,422      138,590
                                               ------------------------------------------------------------
Total Assets                                   $3,672,697  $ 3,898,029  $4,035,291  $4,153,714   $4,365,809
                                               ============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits:
  Demand                                       $  481,119  $   567,788  $  575,821  $  620,828   $  597,680
  Savings                                         304,131      338,093     343,722     346,974      389,504
  NOW and Money Market Accounts                 1,597,920    1,706,291   1,800,877   1,870,835    1,993,050
  Certificates of Deposit less than $100,000      617,988      644,701     634,815     634,992      674,653
  Certificates of Deposit $100,000 and over       222,097      195,832     206,401     196,217      229,536
                                               ------------------------------------------------------------
Total Deposits                                  3,223,255    3,452,705   3,561,636   3,669,846    3,884,424

Borrowings                                         45,425       45,422      45,415      44,409       45,182
Company Obligated, Manditorily Redeemable
     Securities of Subsidiary Trust                     -            -           -           -            -
Accrued Expenses and Other Liabilities             58,641       50,969      62,792      68,805       61,832
                                               ------------------------------------------------------------
Total Liabilities                               3,327,321    3,549,096   3,669,843   3,783,060    3,991,437

Total Stockholders' Equity                        345,376      348,933     365,448     370,654      374,372
                                               ------------------------------------------------------------

Total Liabilities and Stockholders' Equity     $3,672,697  $ 3,898,029  $4,035,291  $4,153,714   $4,365,809
                                               ============================================================

                                                 6/30/02     9/30/02      12/31/02    03/31/03
                                                 -------     -------      --------    --------
ASSETS

Cash and Cash Equivalents                      $  195,884  $  300,184   $  192,142  $   190,537
Securities Available For Sale                   1,247,516   1,439,480    1,514,141    1,738,850
Loans Held For Sale                            $   27,556  $   62,055   $   94,874  $    98,578

Loans:
  Commercial                                      583,557     567,939      568,224      625,177
  Municipal                                        44,107      97,912       77,820       82,005

  Real Estate:
    Residential                                   914,141     895,472      861,706    1,238,315
    Commercial                                  1,043,889   1,067,702    1,103,897    1,314,095
    Construction                                   78,995      81,232       85,512       96,859
                                               ------------------------------------------------
    Total Real Estate                           2,037,025   2,044,406    2,051,115    2,649,269
  Consumer                                        301,634     293,248      276,704      272,159
                                               ------------------------------------------------
Total Loans                                     2,966,323   3,003,505    2,973,863    3,628,610
  Less: Allowance for Loan Losses                 (48,994)    (48,187)     (48,197)     (56,708)
                                               ------------------------------------------------
Net Loans                                       2,917,329   2,955,318    2,925,666    3,571,902

Other Real Estate Owned                               230           -          158           37
Goodwill                                           58,249      55,911       55,257      205,579
Other Assets                                      148,808     152,835      138,306      191,104
                                               ------------------------------------------------
Total Assets                                   $4,595,572  $4,965,783   $4,920,544  $ 5,996,587
                                               ================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits:
  Demand                                       $  627,498  $  681,595   $  684,077  $   799,506
  Savings                                         393,025     397,545      400,616      503,415
  NOW and Money Market Accounts                 1,922,452   2,162,630    2,118,539    2,365,768
  Certificates of Deposit less than $100,000      682,636     691,873      691,467      874,722
  Certificates of Deposit $100,000 and over       198,607     237,948      231,393      270,627
                                               ------------------------------------------------
Total Deposits                                  3,824,218   4,171,591    4,126,092    4,814,038

Borrowings                                        177,729     178,189      173,654      428,597
Company Obligated, Manditorily Redeemable
     Securities of Subsidiary Trust               125,000     125,000      125,000      125,000
Accrued Expenses and Other Liabilities             69,298      76,651       77,006       77,627
                                               ------------------------------------------------
Total Liabilities                               4,196,245   4,551,431    4,501,752    5,445,262

Total Stockholders' Equity                        399,327     414,352      418,792      551,325
                                               ------------------------------------------------

Total Liabilities and Stockholders' Equity     $4,595,572  $4,965,783   $4,920,544  $ 5,996,587
                                               ================================================

CHITTENDEN CORPORATION
Consolidated Statements of Income (Unaudited)
For the three months ended,
($ in thousands)

                                                  03/31/01    06/30/01    09/30/01    12/31/01    03/31/02
Interest Income:
 Interest on Loans                                  $58,108     $57,955     $56,507     $51,091     $48,327
 Interest on Investments                             10,031       9,931      10,313      12,561      12,913
                                                ------------------------------------------------------------
Total Interest Income                                68,139      67,886      66,820      63,652      61,240

Interest Expense:
  Deposits                                           26,970      24,430      22,548      19,097      16,063
  Borrowings                                            993         772         694         688         663
                                                ------------------------------------------------------------
Total Interest Expense                               27,963      25,202      23,242      19,785      16,726

Net Interest Income                                  40,176      42,684      43,578      43,867      44,513
Provision for Loan Losses                             1,950       2,041       2,025       2,025       2,075
                                                ------------------------------------------------------------

Net Interest Income after Provision
   for Loan Losses                                   38,226      40,643      41,553      41,842      42,438
                                                ------------------------------------------------------------

Noninterest Income:
 Investment Management Income                         3,376       3,849       4,334       4,163       3,972
 Service Charges on Deposit Accounts                  3,349       3,705       3,570       3,670       3,754
 Gains on Sales of Loans, Net                         4,940       1,945       1,916       2,406       2,755
 Credit Card Income, Net                              1,000       1,114         927         923         792
 Insurance Commissions, Net                             894         834         966         697         937
 Other                                                3,407       3,743       4,221       3,784       3,950
                                                ------------------------------------------------------------
Total Noninterest Income                             16,966      15,190      15,934      15,643      16,160

Noninterest Expense:
 Salaries and Employee Benefits                      17,785      18,452      19,447      19,167      20,832
 Net Occupancy Expense                                4,735       4,260       4,308       4,441       4,921
 Other Real Estate Owned, Net                            39           8          21          18        (168)
 Amortization of Intangibles                            512         741         855         855         235
 Other                                                9,644      10,111      10,115      10,246      10,226
                                                ------------------------------------------------------------
Total Noninterest Expense                            32,715      33,572      34,746      34,727      36,046

Income Before Income Taxes                           22,477      22,261      22,741      22,758      22,552
Income Tax Expense                                    7,965       7,935       7,930       7,906       7,730
                                                ------------------------------------------------------------
Net Income                                          $14,512     $14,326     $14,811     $14,852     $14,822
                                                ============================================================

                                                  06/30/02    09/30/02    12/31/02    03/31/03
Interest Income:
 Interest on Loans                                  $49,656     $48,734     $47,404     $47,580
 Interest on Investments                             15,448      18,133      18,404      18,274
                                                 ----------------------------------------------
Total Interest Income                                65,104      66,867      65,808      65,854

Interest Expense:
  Deposits                                           15,283      14,472      12,994      11,796
  Borrowings                                          1,484       2,734       2,710       3,110
                                                 ----------------------------------------------
Total Interest Expense                               16,767      17,206      15,704      14,906

Net Interest Income                                  48,337      49,661      50,104      50,948
Provision for Loan Losses                             1,691       2,315       2,250       2,050
                                                 ----------------------------------------------

Net Interest Income after Provision
   for Loan Losses                                   46,646      47,346      47,854      48,898
                                                 ----------------------------------------------

Noninterest Income:
 Investment Management Income                         3,913       3,865       3,851       3,810
 Service Charges on Deposit Accounts                  4,098       4,067       4,107       4,393
 Gains on Sales of Loans, Net                         1,860       2,086       3,366       4,436
 Credit Card Income, Net                                897       1,026         941         903
 Insurance Commissions, Net                             882       1,185         728       1,613
 Other                                                3,913       1,547       6,568       4,101
                                                 ----------------------------------------------
Total Noninterest Income                             15,563      13,776      19,561      19,256

Noninterest Expense:
 Salaries and Employee Benefits                      22,450      22,128      22,662      25,138
 Net Occupancy Expense                                4,859       4,766       4,980       5,479
 Other Real Estate Owned, Net                             7        (115)        (17)        (12)
 Amortization of Intangibles                            348         348         348         511
 Other                                               10,933       9,919      11,882      11,060
                                                 ----------------------------------------------
Total Noninterest Expense                            38,597      37,046      39,855      42,176

Income Before Income Taxes                           23,612      24,076      27,560      25,978
Income Tax Expense                                    8,297       8,364       9,764       9,387
                                                 ----------------------------------------------
Net Income                                          $15,315     $15,712     $17,796     $16,591
                                                 ==============================================

CHITTENDEN CORPORATION
Selected Financial Data (Unaudited)                       QTD           QTD           QTD           QTD           QTD
($ in thousands, except share and per share data)      3/31/2001     6/30/2001     9/30/2001    12/31/2001     3/31/2002
                                                     ----------------------------------------------------------------------


Book Value per Common Share                           $     10.73   $     10.88   $     11.41   $     11.56   $     11.63
Tangible Book Value Per Share                               10.26          9.79         10.34         10.52          9.50
Common Shares Outstanding                              32,178,013    32,061,910    32,025,220    32,070,446    32,180,488


CREDIT QUALITY
--------------
Nonperforming Assets (including OREO)                      11,888        13,314        14,958        13,077        14,070
90 Days past due and still accruing                         4,318         3,082         3,400         4,583         3,430
                                                     ----------------------------------------------------------------------
Total                                                      16,206        16,396        18,358        17,660        17,500
Nonperforming Assets to Loans Plus OREO                      0.42%         0.45%         0.50%         0.46%         0.46%
Allowance to Loans                                           1.41%         1.52%         1.53%         1.59%         1.61%
Allowance to Nonperforming Loans (excluding OREO)          342.09%       351.02%       308.74%       365.83%       359.97%

Net Charge-off Ratio                                         0.09%         0.04%         0.04%         0.07%         0.03%

QTR Average Balance Sheet Data
------------------------------
Loans, Net                                              2,791,707     2,891,964     2,951,718     2,854,543     2,883,072
Earning Assets                                          3,453,851     3,567,430     3,700,113     3,855,444     3,923,707
Total Assets                                            3,658,274     3,796,249     3,937,682     4,091,763     4,172,820
Deposits                                                3,193,635     3,341,300     3,482,122     3,610,085     3,691,793
Stockholders' Equity                                      343,077       345,566       355,764       370,032       374,148

Earnings Per Share, Basic                                    0.45          0.45          0.46          0.46          0.46
Earnings Per Share, Diluted                                  0.44          0.44          0.46          0.46          0.46
Dividends Per Share                                          0.19          0.19          0.19          0.19          0.19

Weighted Average Common Shares Outstanding             32,448,558    32,123,233    32,047,482    32,039,223    32,134,266
Weighted Average Common and Common
   Equivalent Shares Outstanding                       32,795,994    32,490,203    32,442,906    32,420,335    32,537,191

Return on Average Equity                                    17.15%        16.63%        16.52%        15.92%        16.07%
Return on Average Assets                                     1.61%         1.51%         1.49%         1.44%         1.44%
Net Yield on Earning Assets                                  4.78%         4.87%         4.76%         4.59%         4.61%

Tier 1 Capital Ratio                                        11.12%         9.88%         9.94%        10.32%         9.15%
Total Capital Ratio                                         12.38%        11.13%        11.19%        11.57%        10.40%
Leverage Ratio                                               8.97%         8.13%         8.05%         7.99%         7.28%

CHITTENDEN CORPORATION
Selected Financial Data (Unaudited)                       QTD           QTD           QTD           QTD
($ in thousands, except share and per share data)      6/30/2002     9/30/2002    12/31/2002     3/31/2003
                                                    -------------------------------------------------------


Book Value per Common Share                          $      12.39   $     12.97   $     13.11   $     15.14
Tangible Book Value Per Share                               10.27         10.91         11.09          8.72
Common Shares Outstanding                              32,235,058    31,940,640    31,939,470    36,420,367


CREDIT QUALITY
--------------
Nonperforming Assets (including OREO)                      10,872        16,415        14,960        14,981
90 Days past due and still accruing                         2,477         3,213         2,953         3,106
                                                    -------------------------------------------------------
Total                                                      13,349        19,628        17,913        18,087
Nonperforming Assets to Loans Plus OREO                      0.36%         0.54%         0.49%         0.40%
Allowance to Loans                                           1.64%         1.57%         1.57%         1.52%
Allowance to Nonperforming Loans (excluding OREO)          460.38%       293.56%       325.64%       379.48%

Net Charge-off Ratio                                         0.07%         0.10%         0.07%         0.05%

QTR Average Balance Sheet Data
------------------------------
Loans, Net                                              2,997,613     2,988,405     3,007,081     3,236,735
Earning Assets                                          4,163,108     4,443,815     4,588,801     4,879,771
Total Assets                                            4,436,263     4,727,637     4,869,802     5,224,669
Deposits                                                3,851,574     3,951,162     4,088,425     4,278,877
Stockholders' Equity                                      385,039       405,783       413,449       463,149

Earnings Per Share, Basic                                    0.48          0.49          0.56          0.50
Earnings Per Share, Diluted                                  0.47          0.48          0.55          0.49
Dividends Per Share                                          0.20          0.20          0.20          0.20

Weighted Average Common Shares Outstanding             32,218,570    32,132,628    31,939,820    33,493,106
Weighted Average Common and Common
   Equivalent Shares Outstanding                       32,684,149    32,539,799    32,259,266    33,799,406

Return on Average Equity                                    15.95%        15.36%        17.08%        14.53%
Return on Average Assets                                     1.38%         1.32%         1.45%         1.29%
Net Yield on Earning Assets                                  4.69%         4.49%         4.38%         4.22%

Tier 1 Capital Ratio                                        12.60%        12.04%        12.25%         9.22%
Total Capital Ratio                                         13.85%        13.29%        13.50%        10.47%
Leverage Ratio                                               9.95%         9.37%         9.28%         8.10%

CHITTENDEN CORPORATION
AVERAGE BALANCE SHEETS

For the Three Months Ending March 31,                                2003                                  2002
                                                     ---------------------------------------------------------------------------
                                                                    Interest     Average                  Interest      Average
                                                      Average       Income/       Yield/     Average       Income/       Yield/
                                                      Balance     Expense (1)    Rate (1)    Balance     Expense (1)    Rate (1)
                                                     ---------------------------------------------------------------------------
                                                                                   (in thousands)
Assets
Interest-earning assets:
   Loans:
       Commercial                                    $  587,206      $ 8,102        5.60%   $  554,284      $ 8,495        6.22%
       Municipals                                        79,167          596        3.01%       85,443        1,015        4.75%
   Real estate:
       Residential                                    1,084,715       15,583        5.78%      915,404       15,519        6.81%
       Commercial                                     1,171,050       17,092        5.92%      950,282       15,590        6.65%
       Construction                                      91,210        1,457        6.48%       87,978        1,629        7.51%
                                                     -----------------------                -----------------------
   Total real estate                                  2,346,975       34,132        5.87%    1,953,664       32,738        6.77%
       Consumer                                         274,672        4,969        7.34%      336,509        6,435        7.76%
                                                     -----------------------                -----------------------
   Total loans                                        3,288,020       47,799        5.88%    2,929,900       48,683        6.72%
   Investments:
       Taxable                                        1,578,903       18,217        4.62%      969,794       12,783        5.28%
       Tax-favored securities                             9,356           65        2.83%       15,041          136        3.67%
   Interest-bearing deposits in banks                       225            1        2.23%          225            2        3.38%
   Federal funds sold                                     3,267           11        1.34%        8,747           34        1.59%
                                                     -----------------------                -----------------------
       Total interest-earning assets                  4,879,771       66,093        5.46%    3,923,707       61,638        6.34%
                                                                     -------                                -------
Noninterest-earning assets                              396,182                                295,941
Allowance for loan losses                               (51,284)                               (46,828)
                                                     ----------                             ----------
   Total assets                                      $5,224,669                             $4,172,820
                                                     ==========                             ==========
Liabilities and stockholders' equity
Interest-bearing liabilities:
   Savings                                           $  434,849      $   635        0.59%   $  372,270      $ 1,101        1.20%
   NOW and money market deposits                      2,140,083        4,930        0.93%    1,894,571        7,080        1.52%
   Certificates of deposit under $100,000               754,295        4,932        2.65%      647,896        6,307        3.95%
   Certificates of deposit $100,000 and over            243,019        1,299        2.17%      201,775        1,575        3.17%
                                                     -----------------------                -----------------------
       Total interest-bearing deposits                3,572,246       11,796        1.34%    3,116,512       16,063        2.09%
   Borrowings                                           281,181        2,106        3.04%       44,586          663        6.03%
   Obligated Manditorily Redeemable Capital
          Securities of Subsidiary Trust                125,000        1,004        3.26%            0            0        0.00%
                                                     -----------------------                -----------------------
       Total interest-bearing liabilities             3,978,427       14,906        1.52%    3,161,098       16,726        2.15%
                                                     -----------------------                -----------------------

Noninterest-bearing liabilities:
   Demand deposits                                      706,631                                575,281
   Other liabilities                                     76,462                                 62,293
                                                     ----------                             ----------
       Total liabilities                              4,761,520                              3,798,672
Stockholders' equity                                    463,149                                374,148
                                                     ----------                             ----------
       Total liabilities and stockholders' equity    $5,224,669                             $4,172,820
                                                     ==========                             ==========
Net interest income                                                  $51,187                                $44,912
                                                                     =======                                =======
Interest rate spread (2)                                                            3.94%                                  4.19%
Net yield on earning assets (3)                                                     4.22%                                  4.61%

(1) On a fully taxable equivalent basis. Calculated using a Federal income tax rate of 35%. Loan income includes fees.
(2) Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3) Net yield on earning assets is net interest income divided by total interest-earning assets.